UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 9, 2014
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SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
  _______________________________

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California		94538
(Address of principal executive offices)		(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On January 9, 2014, SYNNEX Corporation (“SYNNEX”) issued a press release regarding SYNNEX' financial results for its fiscal fourth quarter and year ended November 30, 2013. The full text of SYNNEX' press release is furnished herewith as Exhibit 99.1.

Item 8.01.	Other Events.
SYNNEX has established record and meeting dates for its 2014 Annual Meeting of Stockholders. SYNNEX stockholders of record at the close of business on February 10, 2014, will be entitled to notice of the Annual Meeting and to vote upon matters considered at the Annual Meeting. The Annual Meeting will be held in Fremont at SYNNEX' headquarters located at 44201 Nobel Drive, beginning at 10:00 a.m. PT on March 25, 2014.
A stockholder proposal not included in the proxy statement for SYNNEX' 2014 Annual Meeting of Stockholders will be ineligible for presentation at the Annual Meeting unless the stockholder gives timely notice of the proposal in writing to SYNNEX' Corporate Secretary at its headquarters and otherwise complies with the provisions of SYNNEX' Bylaws. To be timely, SYNNEX' Bylaws provide that SYNNEX must have received the stockholder's notice not less than 50 days nor more than 75 days prior to the scheduled date of such meeting. However, if notice or prior public disclosure of the date of the Annual Meeting is given or made to stockholders less than 65 days prior to the meeting date, SYNNEX must receive the stockholder's notice by the earlier of (i) the close of business on the 15th day after the earlier of the day SYNNEX mailed notice of the Annual Meeting date or provided such public disclosure of the Annual Meeting date and (ii) two days prior to the scheduled date of the Annual Meeting. For SYNNEX' 2014 Annual Meeting of Stockholders, stockholders must submit written notice to the Corporate Secretary in accordance with the foregoing Bylaw provisions no later than the close of business on February 3, 2014.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.          Description

99.1          Press Release dated January 9, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 9, 2014

SYNNEX CORPORATION

By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.          Description

99.1          Press Release dated January 9, 2014

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